                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 26, 2004
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                             THE QUIGLEY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

            NEVADA                       01-21617            23-2577138
(State or Other Jurisdiction            (Commission          (IRS Employer
of Incorporation)                       File Number)         Identification No.)

   Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (215) 345-0919
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                                       N/A
                                       ---
         (Former Name or Former Address, if Changed Since Last Report.)

                                     (more)

Item 12.    Disclosure of Results of Operations and Financial Conditions.
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            On February 26, 2004, The Quigley Corporation  announced its results for the quarter ended  December 31, 2003.  The full text of the press release is attached hereto as Exhibit 99.1.

Exhibits

99.1         Fourth Quarter Preliminary Unaudited Earnings Release.

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                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 1, 2004                      THE QUIGLEY CORPORATION

                                           By: /s/ George J. Longo
                                               ----------------------
                                               Name:  George J. Longo
                                               Title: Vice President and
                                                      Chief Financial Officer

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